TOWPATH FOCUS FUND

Ticker: TOWFX

Institutional Share Class

TOWPATH TECHNOLOGY FUND

Ticker: TOWTX

Institutional Share Class

oelschlagerinvestments.com

PROSPECTUS

MARCH 28, 2024

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

HOW TO PURCHASE SHARES	20
MINIMUM INVESTMENTS:	20
OPENING AN ACCOUNT:	20
AUTOMATIC INVESTMENT PLANS:	22
OTHER PURCHASE INFORMATION:	22
HOW TO REDEEM SHARES	23
REDEEMING SHARES:	23
REDEEMING BY MAIL:	23
TELEPHONE REDEMPTIONS:	24
REDEMPTIONS IN KIND:	24
ADDITIONAL REDEMPTION INFORMATION:	24
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	25
DIVIDENDS, DISTRIBUTIONS AND TAXES	26
DIVIDENDS AND DISTRIBUTIONS:	26
TAXES:	26
DISTRIBUTION OF SHARES	27
DISTRIBUTOR:	27
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES:	27
HOUSEHOLDING:	27
FINANCIAL HIGHLIGHTS	28
FOR MORE INFORMATION	BACK COVER

TOWPATH FOCUS FUND SUMMARY

INVESTMENT OBJECTIVE:

The Towpath Focus Fund (the “Fund”) seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Share Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed, if sold within 60 days)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Share Class
Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.31%
Acquired Fund Fees and Expenses (1)	0.02%
Total Annual Fund Operating Expenses	1.03%
Fee Waiver and/or Expense Reimbursement (2)	0.09%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.12%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)	The Fund's Adviser (defined below) has contractually agreed to reduce its fees and to reimburse expenses, at least through March 31, 2025, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any acquired fund fees and expenses, interest expenses, dividend expenses on short sales, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 1.10% of the Fund’s average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years of the date on which the waiver or reimbursement occurs, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the Fund's Adviser.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as those reflected in the above fee table. The Example assumes the impact of the fee waiver in 1 Year example. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$114	$356	$617	$1,363

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended November 30, 2023, the Fund’s portfolio turnover rate was 12.33%.

PRINCIPAL INVESTMENT STRATEGY:

Oelschlager Investments, LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing primarily in U.S. equity securities but may also hold shares of foreign companies either directly or through American Depository Receipts (“ADRs”). Companies in which the Fund invests may be of any capitalization size. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in equity securities. The Fund may meet this objective by directly investing in equity securities, or by investing in other investment companies, including exchange-traded funds (“ETFs”), that invest primarily in equity securities.

The Fund’s portfolio typically consists of 25-40 equity securities, which may be in a limited number of sectors in keeping with the Adviser’s investment process. The Adviser chooses securities for the Fund based on a combination of top-down and bottom-up factors, employing the following analyses:

•	Market Analysis: The Adviser takes a broad view of the market and economy, which informs the Adviser’s determination of how aggressive or cautious to be and which sectors and industries to focus on.

•	Sector Analysis: Sector selection is based on considerations such as macroeconomic and market analysis, competitive dynamics, trend in capacity, valuation, sentiment, management behavior, substitutability, growth potential, and market anomalies.

•	Quantitative Analysis: This includes a company’s valuation metrics (such as free cash flow yield, price/earnings, price/sales), as well as various aspects of the company’s financial statements, such as how it is deploying its capital, trends in its capitalization structure, and its profitability.

•	Qualitative Analysis: The Adviser assesses the fundamentals of the company’s business, generally favoring those with barriers to entry, pricing power, network effects, limited competition, lock-in effects, – attributes that create sustainable competitive advantages. Often the Adviser invests in such companies when they are out of favor for short-term reasons.
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In general, the Fund sells a security when the price rises to a level that the adviser believes exceeds the long-term risk-reward or when the fundamentals of a company deteriorate but are not reflected by a commensurate adjustment in the stock price.

The Fund is non-diversified, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

PRINCIPAL INVESTMENT RISKS:

As with all mutual funds, there is risk that you could lose money through your investment in the Fund. Investing in the Fund can result in a loss of some or all amounts invested. Below are the main risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear.

ADR Risk: In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADRs, or selling them quickly and efficiently at the prices at which they have been valued.

Equity Risk: Equity security values held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of the securities participate or other factors relating to the companies.

Foreign Securities Risk: Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Investment Risk: You could lose money by investing in the Fund. An investment in the Fund is not a deposit to a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Large-Capitalization Risk: Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Management Risk: The Fund is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will achieve its investment objective. The Adviser may fail to select investments that perform as anticipated by the Adviser. The Fund could lose value or its investment results could lag relevant benchmarks or other funds with similar objectives.

Market and Geopolitical Risk: Market risk includes the possibility that the Fund’s investments will decline in value because of a downturn in the stock market, reducing the value of individual companies’ stocks regardless of the success or failure of an individual company’s operations. The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments.

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The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.

Non-Diversification Risk: The Fund's portfolio may focus on a limited number of investments and will be subject to potential for more volatility than a diversified fund.

Sector Risk: The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

Small- and Mid-Capitalization Stock Risk: The stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Underlying Fund Risk: Other investment companies including ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks. Each of the Underlying Funds is subject to its own specific risks, but the Adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

COVID-19 Risk: An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty.

PERFORMANCE:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Institutional Class shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 877-593-8637.

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Best Quarter:      December 31, 2020      20.92%

Worst Quarter:     March 31, 2020         -18.70%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2023)

	One Year	Since Inception
Return before taxes	12.32%	12.59%
Return after taxes on distributions	11.29%	11.29%
Return after taxes on distributions and sale of Fund shares	7.51%	9.45%
S&P 500 Index *	26.29%	12.05%
Russell 3000 Index **	25.96%	11.60%

Inception date December 31, 2019

*	The S&P 500 Index is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange (“NYSE”). The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes. Investors cannot invest directly in an index.

**	The Russell 3000 Index is a market-capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.

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INVESTMENT ADVISER:

Oelschlager Investments, LLC is the Fund’s investment adviser.

PORTFOLIO MANAGER:

Mark Oelschlager, CFA – Mr. Oelschlager has been the portfolio manager of the Fund, and primarily responsible for its day to day management, since its inception in December 2019. He founded Oelschlager Investments in 2019 and serves as the firm's President and Chief Investment Officer. Prior to founding Oelschlager Investments, Mr. Oelschlager was Co-Chief Investment Officer at Oak Associates, ltd. and Portfolio Manager of several funds, which included: Sole Portfolio Manager of Pin Oak Equity from June 2006 – January 2019; Sole Portfolio Manager of Red Oak Technology Select from April 2006 - January 2019.

PURCHASE AND SALE OF FUND SHARES:

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the fund through your account with your broker or financial intermediary.

Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

Investors may be charged a fee if they effect transactions through an intermediary, broker or agent.  The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.  A customer order will be priced at the Fund’s Net Asset Value next computed after it is received by an authorized broker or the broker’s authorized designee.

TAX INFORMATION:

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, such distributions may be taxed later upon withdrawal of monies from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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TOWPATH TECHNOLOGY FUND SUMMARY

INVESTMENT OBJECTIVE:

The Towpath Technology Fund (the "Fund") the Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Share Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed, if sold within 60 days)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Share Class
Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.72%
Acquired Fund Fees and Expenses (1)	0.02%
Total Annual Fund Operating Expenses	2.44%
Fee Waiver and/or Expense Reimbursement (2)	(1.32)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.12%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)	The Fund's Adviser (defined below) has contractually agreed to reduce its fees and to reimburse expenses, at least through March 31, 2025, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any acquired fund fees and expenses, interest expenses, dividend expenses on short sales, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 1.10% of the Fund's average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years of the date on which the waiver or reimbursement occurs, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the Fund's Adviser.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

7

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as those reflected in the above fee table. The Example assumes the impact of the fee waiver in 1 Year example. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$114	$634	$1,181	$2,676

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended November 30, 2023, the Fund’s portfolio turnover rate was 14.83%.

PRINCIPAL INVESTMENT STRATEGY:

Oelschlager Investments, LLC (the "Adviser") seeks to achieve the Fund's investment objective by investing primarily in U.S. equity securities but may also hold shares of foreign companies either directly or through American Depository Receipts ("ADRs"). Companies in which the Fund invests may be of any capitalization size. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in common stocks of technology-related companies. The Fund may meet this objective by directly investing in equity securities, or by investing in other investment companies, including exchange-traded funds ("ETFs"), that invest primarily in equity securities.

The Fund defines technology-related companies as companies that develop, manufacture, or distribute technology, communications and Internet-related products and services, including, computer hardware and software, communications hardware and software, semiconductors, business services, and, media and Internet-related services.

The Fund's portfolio typically consists of 25-40 securities, primarily within the technology sector. The Adviser emphasizes the long-term merits of an investment candidate rather than short-term trading factors, and generally keeps cash in the Fund low. In choosing securities for the Fund, the Adviser employs the following analyses:

•	Market Analysis: The Adviser takes a broad view of the market and economy, which informs the Adviser's determination of how aggressive or cautious to be and which sectors and industries to focus on.

•	Sector Analysis: Sector selection is based on considerations such as macroeconomic and market analysis, competitive dynamics, trend in capacity, valuation, sentiment, management behavior, substitutability, growth potential, and market anomalies.

•	Quantitative Analysis: This includes a company's valuation metrics (such as free cash flow yield, price/earnings, price/sales), as well as various aspects of the company's financial statements, such as how it is deploying its capital, trends in its capitalization structure, and its profitability.
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•	Qualitative Analysis: The Adviser assesses the fundamentals of the company's business, generally favoring those with barriers to entry, pricing power, network effects, limited competition, lock-in effects, – attributes that create sustainable competitive advantages. Often the Adviser invests in such companies when they are out of favor for short-term reasons.

In general, the Fund sells a security when the price rises to a level that the adviser believes exceeds the long-term risk-reward or when the fundamentals of a company deteriorate but are not reflected by a commensurate adjustment in the stock price.

The Fund is non-diversified, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

PRINCIPAL INVESTMENT RISKS:

As with all mutual funds, there is risk that you could lose money through your investment in the Fund. Investing in the Fund can result in a loss of some or all amounts invested.

ADR Risk: In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADRs, or selling them quickly and efficiently at the prices at which they have been valued.

Equity Risk: Equity security values held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of the securities participate or other factors relating to the companies.

Foreign Securities Risk: Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Investment Risk: You could lose money by investing in the Fund. An investment in the Fund is not a deposit to a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Large-Capitalization Risk: Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Management Risk: The Fund is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will achieve its investment objective. The Adviser may fail to select investments that do not perform as anticipated by the Adviser. The Fund could lose value or its investment results could lag relevant benchmarks or other funds with similar objectives.

Market and Geopolitical Risk: Market risk includes the possibility that the Fund’s investments will decline in value because of a downturn in the stock market, reducing the value of individual companies’ stocks regardless of the success or failure of an individual company’s operations.

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The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.

Non-Diversification Risk: The Fund's portfolio may focus on a limited number of investments and will be subject to potential for volatility than a diversified fund.

Small- and Mid-Capitalization Stock Risk: The stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Technology Sector Risk: Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel.

Underlying Fund Risk: Other investment companies including ETFs ("Underlying Funds") in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks. Each of the Underlying Funds is subject to its own specific risks, but the Adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

COVID-19 Risk: An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty.

PERFORMANCE:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based securities market index.

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You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting https://www.oelschlagerinvestments.com or by calling 877-593-8637.

Performance Bar Chart

Calendar Years Ended December 31

Best Quarter:       June 30, 2023           11.47%

Worst Quarter:       June 30, 2022        -9.39%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2023)

	One Year	Since Inception
Return before taxes	29.78%	9.23%
Return after taxes on distributions	29.59%	9.03%
Return after taxes on distributions and sale of Fund shares	17.66%	7.11%
S&P 500 Equal Weight Information Technology Index *	35.73%	9.88%

Inception date is December 31, 2020

*	The S&P 500 Equal Weight Information Technology Index imposes equal weights on the constituents of the S&P 500 information technology sector. If expenses were deducted, the actual returns of an index would be lower. Investors cannot invest directly in an index.

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INVESTMENT ADVISER:

Oelschlager Investments, LLC is the Fund’s investment adviser.

PORTFOLIO MANAGER:

Mark Oelschlager, CFA – Mr. Oelschlager has been the portfolio manager of the Fund since its inception in December 2020. He founded Oelschlager Investments in 2020 and serves as the firm's President and Chief Investment Officer. Prior to founding Oelschlager Investments, Mr. Oelschlager was Co-Chief Investment Officer at Oak Associates, ltd. and Portfolio Manager of several funds, which included: Sole Portfolio Manager of Pin Oak Equity from June 2006 – January 2019; Sole Portfolio Manager of Red Oak Technology Select from April 2006 - January 2019.

PURCHASE AND SALE OF FUND SHARES:

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. You may redeem shares by written request, telephone or through a financial intermediary.

Minimum initial investment: $2,000; $50 subsequent investments; with an Automatic Investment Plan, $1,000 minimum initial investment; $50 subsequent investments.

Minimum telephone investment: $5,000

However, the Fund or the adviser may waive any minimum investment requirement at its discretion.

TAX INFORMATION:

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, such distributions may be taxed later upon withdrawal of monies from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE:

Fund	Investment Objective
Towpath Focus Fund	The Fund seeks long-term capital appreciation.
Towpath Technology Fund	The Fund seeks long-term capital appreciation.

The investment objectives of the Technology Fund and Focus Fund (each a “Fund” and collectively, the “Funds”) may be changed without shareholder approval, although it has no current intention to do so. Shareholders will be provided with at least 60 days’ prior written notice of any change to the Fund’s investment objectives.

PRINCIPAL INVESTMENT STRATEGIES:

Towpath Focus Fund

The Adviser seeks to achieve the Fund’s investment objective by investing primarily in U.S. equity securities but may also hold shares of foreign companies either directly or through ADRs. Companies in which the Fund invests may be of any capitalization size. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in equity securities. The Fund may meet this objective by directly investing in equity securities, or by investing in other investment companies, including exchange-traded funds (“ETFs”), that invest primarily in equity securities.

The Fund’s portfolio typically consists of 25-40 securities in a limited number of sectors. The Adviser emphasizes the long-term merits of an investment candidate rather than short-term trading factors, and generally keeps cash in the Fund low. The Adviser chooses securities for the Fund based on a combination of top-down and bottom-up factors, employing the following analyses:

•	Market Analysis: The Adviser takes a broad view of the market and economy, which informs the Adviser’s determination of how aggressive or cautious to be and which sectors and industries to focus on.

•	Sector Analysis: Sector selection is based on considerations such as macroeconomic and market analysis, competitive dynamics, trend in capacity, valuation, valuation spreads, sentiment, management behavior, substitutability, growth potential, and market anomalies.

•	Quantitative Analysis: This includes a company’s valuation metrics (such as free cash flow yield, price/earnings, price/sales), as well as various aspects of the company’s financial statements, such as how it is deploying its capital, trends in its capitalization structure, and its profitability.

•	Qualitative Analysis: The Adviser assesses the fundamentals of the company’s business, generally favoring those with barriers to entry, pricing power, network effects, limited competition, lock-in effects – attributes that create sustainable competitive advantages. Often the Advisor invests in such companies when they are out of favor for short-term reasons.
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The Fund sells a security when the price rises to a level that the adviser believes exceeds the long-term risk-reward or when the fundamentals of a company deteriorate but are not reflected by a commensurate adjustment in the stock price. In addition, the Adviser monitors attributes of companies/securities that have historically augured poor performance. Often, rather than selling an entire position, the Fund may simply reduce the position if it believes the shares still offer a positive but smaller risk-reward. The Fund may also reduce a position if it comes to represent too large a portion of the portfolio.

The Fund is non-diversified, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

Towpath Technology Fund

The Adviser seeks to achieve the Fund's investment objective by investing primarily in U.S. equity securities but may also hold shares of foreign companies either directly or through American Depository Receipts ("ADRs"). Companies in which the Fund invests may be of any capitalization size. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in common stocks of technology-related companies. The Fund may meet this objective by directly investing in equity securities, or by investing in other investment companies, including exchange-traded funds ("ETFs"), that invest primarily in equity securities.

The Fund defines technology-related companies as companies that develop, manufacture, or distribute technology, communications and Internet-related products and services, including, computer hardware and software, communications hardware and software, semiconductors, business services, and, media and Internet-related services.

The Fund's portfolio typically consists of 25-40 securities, primarily within the technology sector. The Adviser emphasizes the long-term merits of an investment candidate rather than short-term trading factors, and generally keeps cash in the Fund low. In choosing securities for the Fund, the Adviser employs the following analyses:

•	Market Analysis: The Adviser takes a broad view of the market and economy, which informs the Adviser's determination of how aggressive or cautious to be and which sectors and industries to focus on.

•	Sector Analysis: Sector selection is based on considerations such as macroeconomic and market analysis, competitive dynamics, trend in capacity, valuation, sentiment, management behavior, substitutability, growth potential, and market anomalies.

•	Quantitative Analysis: This includes a company's valuation metrics (such as free cash flow yield, price/earnings, price/sales), as well as various aspects of the company's financial statements, such as how it is deploying its capital, trends in its capitalization structure, and its profitability.

•	Qualitative Analysis: The Adviser assesses the fundamentals of the company's business, generally favoring those with barriers to entry, pricing power, network effects, limited competition, lock-in effects, – attributes that create sustainable competitive advantages. Often the Adviser invests in such companies when they are out of favor for short-term reasons.

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In general, the Fund sells a security when the price rises to a level that the adviser believes exceeds the long-term risk-reward or when the fundamentals of a company deteriorate but are not reflected by a commensurate adjustment in the stock price.

The Fund is non-diversified, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

PRINCIPAL INVESTMENT RISKS:

As with all mutual funds, there is risk that you could lose money through your investment in a Fund. Investing in a Fund can result in a loss of some or all amounts invested. Below are the main risks of investing in the Funds. The following risks apply to each Fund, unless otherwise noted, and each Fund is referred to as “the Fund” within these risks. All of the risks listed below are material regardless of the order in which they appear.

ADR Risk: ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks.  In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees.  Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders.  Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Equity Risk: Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.

Foreign Securities Risk: Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign companies, particularly in less developed markets, could be affected by other factors not present in the U.S., including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Fund may be exposed to greater risk and will be more dependent on the adviser's ability to assess such risk than if the Fund invested solely in the U.S. or more developed foreign markets.

Investment Risk: You could lose money by investing in the Fund. An investment in the Fund is not a deposit to a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Large-Capitalization Risk: Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Management Risk: The Fund is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will achieve its investment objective. The Adviser may fail to select investments that do not perform as anticipated by the Adviser. The Fund could lose value or its investment results could lag relevant benchmarks or other funds with similar objectives.

Market and Geopolitical Risk: The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long- term perspective and be able to tolerate potentially sharp declines in value. The market’s daily movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The value and growth-oriented equity securities purchased by the Fund may experience large price swings and potential for loss.

Non-Diversification Risk: The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Sector Risk (Focus Fund only): Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

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Small- and Mid-Capitalization Stock Risk: The stocks of small and medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Underlying Fund Risk: Other investment companies including ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund. Additional risks of investing in ETFs and mutual funds are described below:

•	ETF Tracking Risk: Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs' ability to track their applicable indices.

•	Net Asset Value and Market Price Risk: The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

COVID-19 Risk: An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies and capital markets of many nations or the entire global economy, as well as individual companies, entire sectors, and securities and commodities markets (including liquidity), in ways that may not necessarily be foreseen at the present time. COVID-19 and other health crises in the future may exacerbate other pre-existing political, social and economic risks, and its impact in developing or emerging market countries may be greater due to less established health care systems. The duration and ultimate impact of the current outbreak is not known. There is a risk that you may lose money by investing in the Fund.

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TEMPORARY INVESTMENTS:

To respond to adverse market, economic, political, or other conditions, each Fund may invest, temporarily, 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because each Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees.

PORTFOLIO HOLDINGS DISCLOSURE:

Each Fund’s policies and procedures with respect to the disclosure of its portfolio securities holdings is available in the Funds’ Statement of Additional Information.

CYBERSECURITY:

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached.

The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate their NAV; impediments to trading; the inability of the Funds, the adviser, the sub-adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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MANAGEMENT

INVESTMENT ADVISER:

Oelschlager Investments, LLC, located at 4040 Embassy Parkway, Suite 320, Akron, Ohio 44333 serves as investment adviser to the Funds. Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of each Funds’ investment portfolio. The Adviser is an Ohio limited liability company formed in 2019 to provide investment advisory services to the Fund. As of February 28, 2024, the Adviser had approximately $55.25 million in assets under management.

Pursuant to a management agreement (the “Management Agreement”), each Fund pays the Adviser, on a monthly basis, an annual advisory fee equivalent to 0.70% of the respective Fund's average daily net assets. The Adviser has contractually agreed to reduce its fees and to reimburse expenses for each Fund respectively, at least through March 31, 2025 to ensure that each Fund’s total annual operating expenses after fee waiver and reimbursement (acquired fund fees and expenses, interest expenses, dividend expenses on short sales, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 1.10% of the applicable Fund’s average daily net assets. During the fiscal year ended November 30, 2021, the Adviser earned a fee equal to 0.58% and 0.00% of the Focus Fund and Technology Fund, respectively. During the fiscal year ended November 30, 2022, the Adviser earned a fee equal to 0.58% and 0.00% of the Focus Fund and Technology Fund, respectively. During the fiscal year ended November 30, 2023, the Adviser earned a fee equal to 0.70% and 0.00% of the Focus Fund and Technology Fund, respectively, after fee waivers and reimbursements.

The fee waiver and expense reimbursement are subject to possible recoupment from the applicable Fund within three years after the date on which the waiver or reimbursement occurs, if such recoupment can be achieved within the lesser of the foregoing expense limit or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Funds’ Board of Trustees, on 60 days’ written notice to Adviser. Fee waiver and reimbursement arrangements can decrease a Fund's expenses and boost its performance. A discussion regarding the basis for the Board of Trustees' approval of the Management Agreement between the Trust and the Adviser with respect to the Funds is available in the Funds’ annual report to shareholders dated November 30, 2023.

PORTFOLIO MANAGER:

Mark Oelschlager, CFA has been the portfolio manager of the Funds, and primarily responsible for their day to day management, since their inception in December 2019 and December 2020 respectively. He founded Oelschlager Investments in 2019 and serves as the firm's President and Chief Investment Officer. Prior to this, Mr. Oelschlager served as Co-Chief Investment Officer and Portfolio Manager at Oak Associates, where he worked from 2000 to 2019. Mr. Oelschlager was a Senior Securities Analyst at State Teachers Retirement System of Ohio, his employer from 1996 to 2000. Mr. Oelschlager is a CFA charterholder and has over 29 years of investment experience. He holds a Bachelor of Arts from Trinity College and an MBA from The Ohio State University.

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HOW SHARES ARE PRICED

The Funds’ assets are generally valued at their market value using market quotations. The Funds may use pricing services to determine market value. If market prices are not available or, in the Adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value a Fund’s assets at their fair value according to policies approved by the Funds’ Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund's NAV by short term traders. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. A Fund may invest in ETFs and other investment companies ("Underlying Funds"). A Fund’s NAV is calculated based, in part, upon the market prices of the Underlying Funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Because foreign securities trade on days when the Funds’ shares are not priced, the value of securities held by a Fund can change on days when the Fund’s shares cannot be purchased or redeemed.

HOW TO PURCHASE SHARES

MINIMUM INVESTMENTS:

The minimum initial and subsequent investment is $2,000 and $50 for all accounts. The minimum initial and subsequent investment for automatic investment accounts is $1,000 and $50. Minimum investment for telephone purchases is $5,000. However, each Fund or the Adviser may waive any minimum investment requirement at its discretion.

There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from a Fund. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm, retirement plan sponsor or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

OPENING AN ACCOUNT:

The Funds are each a separate series of MSS Series Trust (the "Trust"), and you may purchase shares directly from each Fund. You also may purchase shares through a brokerage firm or other intermediary that has contracted with the Trust to sell shares of a Fund.

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You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase shares.

If you are investing directly in a Fund for the first time, please call the Fund’s transfer agent at 877-593-8637 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

Your investment in a Fund should be intended as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. Each Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of a Fund, which includes investors with a history of excessive trading. Each Fund also reserves the right to stop offering shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We also may ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

If you have any questions regarding a Fund, please call 877-593-8637.

You may buy shares on any "business day." Business days are Monday through Friday, other than days the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Shares of each Fund are sold at NAV. The NAV generally is calculated as of the close of trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time ("ET"). Each Fund's NAV is calculated by taking the total value of each Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

If you are purchasing directly from the Trust, send the completed Shareholder Account Application and a check payable to the Fund in which you are investing to the following address:

MSS Series Trust

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Purchase orders received in "proper form" by a Fund’s transfer agent before the close of trading on the NYSE will be effective at the NAV next calculated after your order is received.

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On occasion, the NYSE closes before 4:00 p.m. ET. When that happens, purchase orders received after the NYSE closes will be effective the following business day.

To be in "proper form," the purchase order must include:

● Fund name and account number;

● Account name(s) and address;

● The dollar amount or number of shares you wish to purchase.

Each Fund may limit the amount of purchases and refuse to sell to any person. Each Fund reserves the right to reject or restrict purchase for any reason, particularly when a shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.

Method of Payment. All purchases (both initial and subsequent) must be made in U.S. dollars and checks must be drawn on U.S. banks. Cash, credit cards and third party checks will not be accepted. Third party checks and checks drawn on a non-U.S. financial institution will not be accepted, even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to MSS Series Trust or a Fund are considered third-party checks.

A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or a Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Any profit on such cancellation will accrue to that Fund.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 877-593-8637 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer.

Wire orders will be accepted only on a day on which a Fund, custodian and transfer agent is open for business. A wire purchase will not be considered made until the wired money and the purchase order are received by a Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of a Fund or its transfer agent.

Each Fund does not presently charge a fee for the receipt of wired funds or ACH (Automated Clearing House) funds, but may charge shareholders for these services in the future.

AUTOMATIC INVESTMENT PLANS:

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly investments ($50 minimum per purchase) from your bank or savings account.

OTHER PURCHASE INFORMATION:

If your wire does not clear, you will be responsible for any loss incurred by a Fund.

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If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds.

Each Fund may authorize certain brokerage firms and other intermediaries (including its designated correspondents) to accept purchase and redemption orders on its behalf. Each Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the brokerage firm or other intermediary to transmit orders promptly to a Fund’s transfer agent.

HOW TO REDEEM SHARES

REDEEMING SHARES:

You may redeem your shares on any business day. Redemption orders received in proper form by a Fund’s transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day's NAV. Your brokerage firm or intermediary may have an earlier cut-off time.

"Proper form" means your request for redemption must:

● Include the Fund name and account number;

● Include the account name(s) and address;

● State the dollar amount or number of shares you wish to redeem; and

● Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

Each Fund may require that the signatures be guaranteed if the mailing address of the account has been changed within 30 days of the redemption request. Each Fund also may require that signatures be guaranteed for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 877-593-8637 if you have questions regarding signature guarantees. At the discretion of each Fund, you may be required to furnish additional legal documents to insure proper authorization. Each Fund will not make checks payable to any person other than the shareholder(s) of record.

Shares of each Fund may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer. A wire transfer fee of $20 will be charged to defray custodial charges for redemptions paid by wire transfer. Any charges for wire redemptions will be deducted from your account by redemption of shares. If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

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REDEEMING BY MAIL:

You may redeem any part of your account in a Fund by mail at no charge. Your request, in proper form, should be addressed to:

MSS Series Trust

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

TELEPHONE REDEMPTIONS:

You may redeem any part of your account in a Fund by calling the transfer agent at 877-593-8637. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. Each Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

A Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning a Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and responding to telephone requests for redemptions or exchanges in a timely fashion. If you are unable to reach a Fund by telephone, you may request a redemption or exchange by mail.

REDEMPTIONS IN KIND:

The Funds reserve the right to honor requests, in regular and stressed market conditions, for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities ("redemption in kind") on the amount of such a request that is large enough to affect operations (that is, on the amount of the request that is greater than the lesser of $250,000 or 1% of the Funds’ net assets at the beginning of the 90-day period). In-kind redemptions of Fund shares will be redeemed pro rata to the extent that doing so is reasonable and in the best interests of the Fund and its shareholders. To the extent feasible, a redemption in kind would be a pro rata allocation of a Fund’s portfolio. The securities will be chosen by a Fund and valued using the same procedures as used in calculating a Fund's NAV. A shareholder may incur transaction expenses in converting these securities to cash.

ADDITIONAL REDEMPTION INFORMATION:

If you are not certain of the redemption requirements, please call the transfer agent at 877-593-8637. Redemptions specifying a certain date or share price cannot be accepted and will be returned. The Funds typically expect that it will take up to 5 days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, any lines of credit and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. You may be assessed a fee if a Fund incurs bank charges because you request that a Fund re-issue a redemption check.

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Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission ("SEC"), the Funds may suspend redemptions or postpone payment dates.

Low Balances: Because the Funds incur certain fixed costs in maintaining shareholder accounts, a Fund may require that you redeem all of your shares in a Fund upon 30 days written notice if the value of your shares in a Fund is less than $1,000 due to redemption, or such other minimum amount as a Fund may determine from time to time. You may increase the value of your shares in a Fund to the minimum amount within the 30-day period. All shares of a Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate a Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences to you and about which you should consult your tax adviser.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of the Funds can harm all Fund shareholders by disrupting the Funds’ investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds discourage excessive short-term trading in Fund shares and do not intend to accommodate such trading activity by investors. The Funds consider excessive short-term trading to be any pattern of frequent purchases and redemptions of the Funds’ shares by an investor or group of investors, acting in concert, that could interfere with the efficient management of the Funds’ portfolio or result in increased brokerage and administrative costs. The Funds currently use several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ market timing trading policy;
•	Rejecting or limiting specific purchase requests; and
•	Rejecting purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Funds as described in the Funds’ market timing trading policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchange purchases of the Funds’ shares.

The Funds reserve the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.

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Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds’ market timing trading policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ market timing trading policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ market timing trading policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

The Funds and the Adviser reserve the right to modify any redemption fee at any time. If there is a material change to the Funds’ redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS:

The Funds typically distribute substantially all of their net investment income in the form of dividends and taxable capital gains to their shareholders. The Funds intend to distribute net investment income dividends and long-term capital gains annually. These distributions are automatically reinvested in the Fund from which they are paid unless you request cash distributions on your application or through a written request to a Fund. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the Funds’ transfer agent at 877-593-8637 or send a written notification to:

MSS Series Trust

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

TAXES:

In general, selling shares of the Funds and receiving distributions (whether reinvested or taken in cash) are taxable events.

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Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. The Funds anticipate that distributions will be primarily taxed as ordinary income. You may want to avoid making a substantial investment when the Funds are about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. Each Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, a Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

DISTRIBUTION OF SHARES

DISTRIBUTOR:

Ultimus Fund Distributors, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 is the distributor for the shares of each Fund. Ultimus is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares of each Fund are offered on a continuous basis.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES:

The Funds’ distributor, its affiliates, and the Adviser may each, at its own expense and out of its own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of each Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to any sales charge that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to a Fund’s shareholders.

HOUSEHOLDING:

To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 877-593-8637 on days the Funds are open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds’ financial performance for the period of the Funds’ operations. Certain financial information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request.

Towpath Focus Fund (Institutional Class)

Selected data for a share outstanding throughout the period/year

Years Ended			Period Ended *
	11/30/2023	11/30/2022	11/30/2021	11/30/2020
Net Asset Value, at Beginning of Period/Year	$ 13.57	$ 13.44	$ 11.12	$ 10.00
Income From Investment Operations:				
Net Investment Income **	0.21	0.14	0.09	0.11
Net Gain on Investments (Realized and Unrealized)	0.27	0.75	2.56	1.01
Total from Investment Operations	0.48	0.89	2.65	1.12
Distributions:				
Net Investment Income	(0.13)	(0.08)	(0.09)	-
Net Realized Gains	(0.13)	(0.68)	(0.24)	-
Total from Distributions	(0.26)	(0.76)	(0.33)	-
Net Asset Value, at End of Period/Year	$ 13.79	$ 13.57	$ 13.44	$ 11.12
Total Return ***	3.72%	6.76%	24.51%	11.20% (a)
Ratios/Supplemental Data:				
Net Assets at End of Period/Year (Thousands)	$ 29,646	$ 27,792	$ 21,865	$ 13,419
Before Waiver or Recoupment				
Ratio of Expenses to Average Net Assets	1.01%	1.10%	1.22%	1.73% (b)
Ratio of Net Investment Income to Average Net Assets	1.67%	1.08%	0.57%	0.57% (b)
After Waiver or Recoupment				
Ratio of Expenses to Average Net Assets	1.10% (c)	1.10% (c)	1.10% (c)	1.10% (b)(c)
Ratio of Net Investment Income to Average Net Assets	1.58% (c)	1.08% (c)	0.69% (c)	1.21% (b)(c)
Portfolio Turnover	12.33%	10.86%	25.29%	32.09% (a)

(a) Not annualized.

(b) Annualized.

(c) The contractual fee and expense waiver is reflected in both the net expense and net investment income ratios.

* For the period December 31, 2019 (commencement of investment operations) through November 30, 2020.

** Per share net investment income has been determined on the basis of average shares outstanding during the period.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns would have been lower had the adviser not reimbursed expenses/waived fees during the period.

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Towpath Technology Fund (Institutional Class)

Selected data for a share outstanding throughout the period/year

(a) Not annualized.

(b) Annualized.

(c) The contractual fee and expense waiver is reflected in both the net expense and net investment income ratios.

* For the period December 31, 2020 (commencement of investment operations) through November 30, 2021.

** Per share net investment income has been determined on the basis of average shares outstanding during the period.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns would have been lower had the adviser not reimbursed expenses/waived fees during the period.

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PRIVACY NOTICE

MSS SERIES TRUST

FACTS	WHAT DOES THE MSS SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the MSS Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Do we share information?	Can you limit sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For our affiliates to market to you	NO	We don't share
For non-affiliates to market to you	NO	We don't share
QUESTIONS?	Call 877-593-8637

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What we do:
How does the MSS Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the MSS Series Trust collect my personal information?

We collect your personal information, for example, when you

● open an account or deposit money

● direct us to buy securities or direct us to sell your securities

● seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

● sharing for affiliates' everyday business purposes – information about your creditworthiness.

● affiliates from using your information to market to you.

● sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● The MSS Series Trust does not share with affiliates so they can market to you.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● The MSS Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The MSS Series Trust doesn’t jointly market.

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Towpath Focus Fund

Towpath Technology Fund

Investment Adviser

Oelschlager Investments, LLC

Distributor

Ultimus Fund Distributors, LLC

Transfer and Dividend Disbursing Agent

Mutual Shareholder Services, LLC

Custodian

US Bank N.A.

Legal Counsel

Thompson Hine LLP

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

FOR MORE INFORMATION

Additional information about the Funds is included in the Funds’ Statement of Additional Information (“SAI”) dated March 28, 2024. The SAI, incorporated into this Prospectus by reference (and therefore legally a part of this Prospectus), contains detailed information on each Fund’s policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. Annual reports will, and the semi-annual reports may, contain management's discussion of market conditions and investment strategies that significantly affected the performance results as of the Funds as of the latest semi-annual or annual fiscal year end.

Call the Funds at 877-593-8637 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Funds and to make shareholder inquiries. You may also obtain this information about the Funds at the Funds’ website.

You also may obtain reports and other information about the Funds on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-21927